SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 4, 2007

Intersil Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Murphy Ranch Road, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 432-8888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD disclosure

On September 4, 2007, Intersil Corporation issued a press release updating its guidance for its fiscal 2007 third quarter. The Company now expects sequential revenue growth of 9% to 10% from the second quarter, non-GAAP earnings per share of $0.35 and GAAP earnings per share of $0.28. This compares with previously disclosed guidance for the fiscal 2007 third quarter of sequential revenue growth of 6% to 8% from the second quarter, non-GAAP earnings per share of $0.34 and GAAP earnings per share of $0.27. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated September 4, 2007 announcing Intersil’s revision to financial guidance for its fiscal third quarter.

SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERSIL CORPORATION

Date: September 4, 2007	By:	/s/ Thomas C. Tokos
	Name:	Thomas C. Tokos
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
EX99.1	Press release issued by Intersil Corporation on September 4, 2007